                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                 -------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                   13-3781471
                                (I.R.S. Employer
                              Identification No.)

           100 Wall Street, New York, NY                     10005
      (Address of principal executive offices)             (Zip Code)


                                 -------------

                           FOR INFORMATION, CONTACT:
                           Terry McRoberts, President
                      U.S. Bank Trust National Association
                          100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212)361-2506

                        THE CHASE MANHATTAN CORPORATION
              (Exact name of obligor as specified in its charter)

          Delaware                                          13-2624428
          (State or other jurisdiction of                   (I.R.S. Employer
          incorporation or organization)                    Identification No.)

          270 Park Avenue                                   10017
          New York, New York
          (Address of principal executive offices)          (Zip Code)

                                 -------------

                                DEBT SECURITIES

Item 1.   GENERAL INFORMATION

     Furnish the following information as to the trustee --

     (a) Name and address of each examining or supervising authority to which it is subject.

                      Name                         Address
                      ----                         -------
               Comptroller of the Currency         Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.  LIST OF EXHIBITS.

     Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

     Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-51961.

     Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

     Exhibit 5.     Not applicable.

     Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by
                    Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

     Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on September 30, 1999, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.     Not applicable.

     Exhibit 9.     Not applicable.



                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of January, 2000.

                                                  U.S. BANK TRUST
                                               NATIONAL ASSOCIATION

                                               By: /s/ K. Wendy Kumar
                                                   ------------------
                                                   K. Wendy Kumar
                                                   Vice President

     Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on September 30, 1999, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.     Not applicable.

     Exhibit 9.     Not applicable.


                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of January, 2000.

                                             U.S. BANK TRUST
                                           NATIONAL ASSOCIATION



                                        By: /s/ K. Wendy Kumar
                                            ----------------------------------
                                                K. Wendy Kumar
                                                Vice President

                                                                       Exhibit 7


                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/99

                                    ($000's)

                                                           9/30/99
                                                           --------
ASSETS
  Cash and Due From Depository Institutions                $ 46,596
  Federal Reserve Stock                                       3,358
  Fixed Assets                                                  416
  Intangible Assets                                          63,350
  Other Assets                                                7,372
                                                           --------
      TOTAL ASSETS                                         $121,092

LIABILITIES
  Other Liabilities                                           9,557
                                                           --------
  TOTAL LIABILITIES                                           9,557

EQUITY
  Common and Preferred Stock                                  1,000
  Surplus                                                   120,932
  Undivided Profits                                         (10,397)
                                                           --------
      TOTAL EQUITY CAPITAL                                  111,535

TOTAL LIABILITIES AND EQUITY CAPITAL                       $121,092

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By: /s/ K. W. Kumar
    -------------------------
         Vice President

Dated:  January 7, 2000